[Pioneer logo]


Pioneer
Short-Term Income
Trust

SEMIANNUAL REPORT 5/31/98

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                      10
Financial Statements                         16
Notes to Financial Statements                23
Report of Independent Public Accountants     27
Trustees, Officers and Service Providers     28
Retirement Plans from Pioneer                29

Pioneer Short-Term Income Trust

LETTER FROM THE CHAIRMAN 5/31/98

Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to introduce this semiannual report for Pioneer Short-Term Income Trust, covering the six months ended May 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

I would like to welcome the institutional shareowners who have joined the Fund through its new Class Y Shares. Although this particular class has only been in existence since April 9, 1998, we look forward to helping you pursue your investment goals for many years to come.

The United States' economic news continued to be positive, propelling the domestic stock market to yet another series of record highs. The Federal Reserve maintained its steady monetary policy. This, coupled with low interest rates and benign inflation, propelled the bond markets forward. Holders of long-term bonds saw a significant appreciation in their holdings when rates on new bonds dropped dramatically. More conservative investors who selected short-term securities enjoyed relatively stable prices and competitive yields.

Your Fund performed well, especially when you compare its performance to similar funds on a risk-adjusted return basis. Recently, two nationally recognized firms that analyze mutual funds - Morningstar and Value Line - did just that, and we are pleased to report that the Fund received a favorable review from both.

I encourage you to read on to learn more about Pioneer Short-Term Income Trust. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,


/s/ John F. Cogan, Jr.
----------------------

John F. Cogan, Jr.,
Chairman and President

Pioneer Short-Term Income Trust
 PORTFOLIO SUMMARY 5/31/98


Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

U.S. Government Agency Obligations      49%
U.S. Government Obligations             27%
Corporate Bonds                         21%
Short-Term Cash Equivalents              3%

Portfolio Quality
--------------------------------------------------------------------------------

(As a percentage of long-term holdings)


Treasury/Agency                         78%
AAA                                      6%
BBB                                      6%
AA                                       5%
A                                        5%

10 Largest Holdings
--------------------------------------------------------------------------------

(As a percentage of long-term holdings)



  1. U.S. Treasury Notes, 7.75%, 11/30/99                              10.75%
  2. U.S. Treasury Notes, 7.125%, 9/30/99                               5.31
  3. U.S. Treasury Notes, 6.5%, 8/31/01                                 4.28
  4. U.S. Treasury Notes, 6.25%, 4/30/01                                4.24
  5. U.S. Treasury Notes, 6.25%, 1/31/02                                3.19
  6. Tennessee Valley Authority, 8.375%, 10/1/99                        2.16
  7. Federal National Mortgage Association, REMIC Series 1993-30PG,
     6.65%, 9/25/17                                                     2.10
  8. Federal National Mortgage Association, Medium Term Note, 7.17%,
     6/29/01                                                            2.09
  9. Federal National Mortgage Association, REMIC Series 1993-23PJ,
     6.7%, 7/25/19                                                      1.72
 10. Spieker Properties L.P., 6.8%, 12/15/01                            1.69


Fund holdings will vary for other periods.

Pioneer Short-Term Income Trust
PERFORMANCE UPDATE 5/31/98                                        CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  5/31/98         11/30/97
                            $3.76           $3.77

 Distributions per Share    Income          Short-Term          Long-Term
 (11/30/97 -5/31/98)        Dividends       Capital Gains       Capital Gains
                            $0.113               -                    -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index.


  Average Annual Total Returns
  (As of May 31, 1998)

                 Net Asset     Public Offering
  Period           Value           Price*
  Life-of-Fund     5.24%           4.79%
  (8/10/92)
  5 Year           5.11            4.59
  1 Year           6.18            3.43

* Reflects deduction of the maximum 2.5% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.

[mountain chart]

Growth of $10,000+

               Pioneer      Merrill
               Short-Term   Lynch
               Income       1-3 Year
               Trust*       Treasury
                           Index
08/31/92        9750        10000
11/30/92        9809        10018
05/31/93       10204        10372
11/30/93       10424        10622
05/31/94       10466        10585
11/30/94       10457        10697
05/31/95       11122        11375
11/30/95       11466        11810
05/31/96       11606        11975
11/30/96       12062        12493
05/31/97       12332        12765
11/30/97       12743        13234
05/31/98       13094        13656


+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust
PERFORMANCE UPDATE 5/31/98                                        CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  5/31/98         11/30/97
                            $3.75           $3.76

 Distributions per Share    Income          Short-Term          Long-Term
 (11/30/97 -5/31/98)        Dividends       Capital Gains       Capital Gains
                            $0.092               -                    -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index.



  Average Annual Total Returns
  (As of May 31, 1998)

                   If           If
  Period          Held      Redeemed*
  Life-of-Fund    4.74%       4.74%
  (4/4/94)
  1 Year          5.09        3.09


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.

[mountain chart]

Growth of $10,000+

               Pioneer      Merrill
               Short-Term   Lynch
               Income       1-3 Year
               Trust*       Treasury
                            Index
04/30/94       10000        10000
05/31/94        9987        10014
08/31/94       10027        10166
11/31/94        9961        10120
02/28/95       10221        10426
05/31/95       10539        10762
08/31/95       10643        10929
11/30/95       10850        11173
02/29/96       10922        11307
05/31/96       10910        11329
08/31/96       11044        11495
11/30/96       11325        11819
02/28/97       11367        11902
05/31/97       11521        12077
08/31/97       11700        12305
11/30/97       11845        12521
02/28/98       11991        12740
05/31/98       12107        12920


+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust
PERFORMANCE UPDATE 5/31/98                                        CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  5/31/98         4/9/98
                            $3.76           $3.77

 Distributions per Share    Income          Short-Term          Long-Term
 (4/9/98 -5/31/98)          Dividends       Capital Gains       Capital Gains
                            $0.030              -                     -


Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Short-Term Income Trust, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index.



   Cumulative Total Returns
   (As of May 31, 1998)

                   If          If
  Period          Held      Redeemed
  Life-of-Fund    0.53%       0.53%
  (4/9/98)


[mountain chart]

Growth of $10,000+

               Pioneer      Merrill
               Short-Term   Lynch
               Income       1-3 Year
               Trust        Treasury
                            Index
04/30/98       10000        10000
05/31/98       10050        10053


+ Index comparison begins 4/30/98. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Short-Term Income Trust

PORTFOLIO MANAGEMENT DISCUSSION 5/31/98
Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to report on the progress of Pioneer Short-Term Income Trust for the first six months of its seventh fiscal year. Short-term fixed-income investments remained fairly stable over the period as the U.S. economy continued to show strong growth, full employment and low inflation. The United States' progress contrasted sharply with many economies of the world - notably those in Asia - which began to show signs of recession.

In the United States, short-term interest rates declined slightly over the period, while rates on long-term bonds dropped dramatically to almost the same levels as short-term bonds. As a whole, short-term income funds performed well. Your Fund generated a six-month total return of 2.75% for Class A Shares and 2.21% for Class B Shares. Class Y Shares, in existence for only 52 days, returned 0.53%. By comparison, the 102 funds in Lipper Analytical Services' Short-Term Investment Grade Debt category generated an average 2.96% return during the same time. (Returns do not reflect sales charges.)

On May 31, 94% of the portfolio's holdings were rated A or above. (Ratings apply to the creditworthiness of the issuer, not to the stability or safety of the Fund.) As a shareowner, you should understand that because of its conservative maturity and strategy, the Fund will tend to perform better than similar funds when interest rates are rising and lag when rates are declining. The main reason for this is that the Fund, as stated in the prospectus, holds only securities with remaining maturities of five years or less. This typically makes the Fund less volatile than funds that invest in intermediate- and long-term bonds. Because the portfolio is comprised of high-quality securities, we believe your Fund is a good alternative to money market funds, if you are willing to accept a fluctuating share price.

At the close of the period, the Fund's Class A Shares offered a 30-day SEC yield of 4.71%. Although the Fund's net asset value was virtually unchanged at the beginning and end of the period, $3.76 on May 31,

Pioneer Short-Term Income Trust



1998 versus $3.77 on November 30, 1997, its yield of 5.94% at the end of the period was higher than 30-year Treasury bonds, which closed at 5.80% on May 29.

Strategy Driven by Interest Rates
For more than a year, the Federal Reserve (the Fed) has kept a tight rein on monetary policy by threatening to raise interest rates in response to strong domestic employment and demand pressures. But in February 1998, the Fed raised the possibility of a rate cut in reaction to Asia's financial crisis. In fact, the Fed did not move interest rates - either up or down - and we expect it to maintain its neutral policy until clearer global economic signals are evident. Currently, the Federal Funds rate (the rate the Fed sets for inter-bank lending) is 5.5%. This rate has remained in effect since March, 1997.

At this level the difference between yields on long-term bonds versus short-term bonds is incredibly small. For instance, the yield on a 30-year Treasury bond is 5.80%, only 0.27% more than the yield on a two-year Treasury which yielded 5.53% on May 29. With interest rates this flat, we were able to add lower risk short-term securities that pay virtually the same rates as higher risk long-term bonds.

Adding Corporate Bonds
As always, we allocated holdings among three primary sectors: U.S. government and agency securities, collateralized mortgage obligations (CMOs) and corporate securities. We reshaped the portfolio by adjusting the mix over the past six months; corporate bonds and CMOs now represent approximately 21% and 22%, respectively, of the portfolio versus 16% and 31% six months ago.

As interest rates started to decline, more companies issued debt securities, temporarily driving down prices and leading to wider spreads between Treasury and corporate bonds. We viewed this as an opportunity to purchase corporate bonds that offered attractive yields, high credit quality and better potential for appreciation than Treasury bonds. For example, in January we purchased California Infrastructure, a AAA-rated asset-backed security that was selling at the same price as AA-rated securities. We

Pioneer Short-Term Income Trust
PORTFOLIO MANAGEMENT DISCUSSION 5/31/98                          (continued)


added another position in Ford Motor Credit in February and Norwest in April. Other attractive purchases during the period were Northern Illinois Gas and Sony. If interest rates continue to decline and corporate issuance remains robust, we will continue to add these types of securities.

We trimmed the Fund's exposure to CMOs - which represent pools of individual mortgages - during the period and would expect them to comprise between 20 and 25% of the portfolio in this environment of falling interest rates. CMOs are unique because they are subject to 'prepayment risk,' triggered by homeowners refinancing to take advantage of falling interest rates. Because of this early mortgage pay off, investors who hold the mortgage-backed securities must reinvest earlier than planned, usually at lower interest rates. To combat this situation, we watch interest rates closely and typically buy only the highest quality CMOs, often with 'protection' - meaning they have a more defined cash flow than conventional collateral and are less likely to be affected by prepayment risk or extension risk.

Increasing Duration for Better Returns
By design, the Fund holds only securities with maturities of five years or less, and the portfolio's average maturity cannot exceed three years, which can help limit volatility. At the end of November 1997, the Fund's effective duration and average maturity were 1.42 years and 1.52 years, respectively. Effective maturity takes into account the time left until a bond matures or can be called on demand by the issuer, whichever is sooner. Duration reflects both the effective maturity and the effects of expected income. Duration is a good indicator of risk - the longer a bond's duration, the more its price reacts to movement in interest rates - rising when interest rates fall and declining when interest rates climb.

We adjusted the portfolio's maturity by small increments throughout the six-month period. By the end of May, effective duration and average maturity were at 1.67 and 1.84 years, respectively. We are comfortable with this position although we expect to gradually increase the portfolio's duration when we feel it will enhance total return.

Pioneer Short-Term Income Trust



Looking Ahead
At period-end, bonds were selling at prices that reflected our "goldilocks economy" - solid growth with low inflation and low unemployment. Also, the federal budget is showing a surplus, which is helping hold down long-term interests rates. As we look ahead, we see these positive trends continuing. Even so, with long-term interest rates at historically low levels, there is not much further room for improvement and much opportunity for volatility until the Federal Reserve signals a change in policy. A key going forward will be the performance of the stock market. If the stock market wavers, investors may look for more conservative investments, leading to increased activity in the fixed-income markets.

With its emphasis on high-quality, short-term securities, we think Pioneer Short-Term Income Trust is positioned to produce strong risk-adjusted returns in an uncertain investing environment. We look forward to managing the Fund and thank you for investing with Pioneer.

Respectfully,


/s/ Richard A. Schlanger
------------------------


Richard A. Schlanger,
Portfolio Manager

Pioneer Short-Term Income Trust
SCHEDULE OF INVESTMENTS 5/31/98


              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                        Value
                              INVESTMENT IN SECURITIES - 97.4%
                              Corporate Bonds - 21.2%
                              Asset - Backed - 5.5%
 $500,000     AAA/Aaa         California Infrastructure SCE-1, Series
                              1997-1, 6.28%, 9/25/05                       $   507,560
  600,000     AAA/Aaa         Carco Auto Loan Master Trust, Series
                              1997-1A, 6.689%, 8/15/04                         603,162
  500,000     AAA/Aaa         Discover Card Master Trust, Series
                              1997-2, 6.792%, 4/16/10                          502,510
  577,950     AAA/Aaa         Premier Auto Trust, Series 1995-2A6,
                              7.2%, 10/4/99                                    580,984
  500,000     AAA/Aaa         Sears Credit Account Master Trust, Series
                              1994-1A, 7.0%, 1/15/04                           507,300
                                                                           -----------
                                                                           $ 2,701,516
                                                                           -----------
                              Financial - 7.3%
  600,000     A+/A1           Banc One Corp., 7.25%, 8/1/02                $   626,604
  500,000     A/A1            Ford Motor Credit Co., 6.55%, 8/15/00            508,340
  500,000     A/A1            Ford Motor Credit Co., 6.85%, 9/10/02            508,955
  400,000     AA-/Aa3         Norwest Corp., 6.8%, 5/15/02                     410,348
  250,000     BBB/Baa2        Spieker Properties L.P., 6.65%, 12/15/00         251,848
  800,000     BBB/Baa2        Spieker Properties L.P., 6.8%, 12/15/01          810,240
  500,000     A-/Baa1         Transamerica Financial Corp., 6.75%,
                              6/1/00                                           506,905
                                                                           -----------
                                                                           $ 3,623,240
                                                                           -----------
                              Industrial - 8.4%
  500,000     BBB-/Baa2       A. H. Belo Corp., 6.875%, 6/1/02             $   512,765
  780,000     BBB+/Baa1       Comdisco Inc., 6.5%, 6/15/00                     786,965
  500,000     AA/Aa2          McDonald's Corp., 7.375%, 7/15/02                506,975
  500,000     AA/Aa1          Northern Illinois Gas Co., 6.75%, 6/1/02         513,245
  500,000     A-/A2           Sears Roebuck Co., 8.45%, 11/1/98                505,705
  800,000     A+/Aa3          Sony Corp., 6.125%, 3/4/03                       801,640
  500,000     BBB-/Baa3       TCI Communications, Inc., 6.375%,
                              5/1/03                                           501,465
                                                                           -----------
                                                                           $ 4,128,760
                                                                           -----------
                              Total Corporate Bonds
                              (Cost $10,393,191)                           $10,453,516
                                                                           -----------



10 The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust



                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                    Value
                                U.S. Government Obligations - 27.1%
$2,500,000                      U.S. Treasury Notes, 7.125%, 9/30/99     $ 2,549,200
 5,000,000                      U.S. Treasury Notes, 7.75%, 11/30/99       5,155,800
 2,000,000                      U.S. Treasury Notes, 6.25%, 4/30/01        2,035,860
 2,000,000                      U.S. Treasury Notes, 6.5%, 8/31/01         2,053,340
 1,500,000                      U.S. Treasury Notes, 6.25%, 1/31/02        1,531,830
                                                                         -----------
                                Total U.S. Government Obligations
                                (Cost $13,432,031)                       $13,326,030
                                                                         -----------
                                U.S. Government Agency Obligations - 49.1%
   500,000                      Aid-Israel, 7.75%, 11/15/99              $   514,730
   250,000                      Federal Farm Credit Bank, Medium Term
                                Note, 7.3%, 9/11/01                          251,240
   500,000                      Federal Farm Credit Bank, Medium Term
                                Note, 6.62%, 11/9/01                         502,125
   500,000                      Federal Farm Credit Bank, Medium Term
                                Note, 6.59%, 9/23/02                         501,825
   500,000                      Federal Farm Credit Bank, Medium Term
                                Note, 6.42%, 10/15/02                        501,660
   500,000                      Federal Farm Credit Bank, Medium Term
                                Note, 6.24%, 12/13/02                        503,485
   500,000                      Federal Home Loan Bank, 6.36%,
                                3/29/01                                      501,855
   800,000                      Federal Home Loan Bank, 6.17%,
                                11/20/02                                     805,640
   400,000                      Federal Home Loan Bank, 6.25%,
                                1/7/03                                       400,857
   600,000                      Federal Home Loan Mortgage Corp.,
                                6.29%, 10/13/00                              601,758
   500,000                      Federal Home Loan Mortgage Corp.,
                                6.87%, 4/16/01                               504,540
   500,000                      Federal Home Loan Mortgage Corp.,
                                6.92%, 7/9/01                                505,855
   370,812                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1191EB, 7.0%, 8/15/02           376,660
    84,306                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1238G, 7.25%, 1/15/06            84,737
   329,776                      Federal Home Loan Mortgage Corp.,
                                REMIC Series 1132I, 8.0%, 5/15/06            336,896



The accompanying notes are an integral part of these financial statements.   11

Pioneer Short-Term Income Trust
SCHEDULE OF INVESTMENTS 5/31/98                                  (continued)


               S&P/Moody's
Principal      Ratings
Amount         (Unaudited)                                                   Value
                               U.S. Government Agency Obligations - (continued)
$  200,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1181H, 7.0%, 7/15/06          $201,850
   740,149                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1145G, 8.0%, 9/15/06           762,643
   225,885                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1564J, 6.5%, 7/15/08           225,496
   102,875                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 153F, 7.75%, 8/15/15           102,862
   297,178                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1281F, 8.0%, 7/15/18           298,320
     8,198                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1358F, 6.75%, 1/15/19            8,198
   500,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1848PB, 7.0%, 2/15/20          512,585
   379,970                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 112H, 8.8%, 9/15/20            385,563
   500,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1142H, 7.95%, 12/15/20         505,590
   204,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1206H, 7.0%, 3/15/21           206,289
   330,645                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 189C, 8.0%, 6/15/21            336,917
   500,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1761G, 8.0%, 6/15/21           513,965
   232,117                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1590K, 6.5%, 10/15/23          232,683
   235,000                     Federal National Mortgage Association,
                               7.85%, 9/10/98                              236,509
   500,000                     Federal National Mortgage Association,
                               6.45%, 4/12/01                              502,370
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.64%, 6/19/00            500,335
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.63%, 6/5/01             507,650
 1,000,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.17%, 6/29/01          1,001,400
   285,000                     Federal National Mortgage Association,
                               Medium Term Note, 7.04%, 9/24/01            286,350



12 The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust


              S&P/Moody's
Principal     Ratings
Amount        (Unaudited)                                                  Value
                              U.S. Government Agency Obligations - (continued)
 $500,000                     Federal National Mortgage Association,
                              Medium Term Note, 6.61%, 11/13/01         $502,285
  600,000                     Federal National Mortgage Association,
                              Medium Term Note, 6.4%, 12/10/01           601,956
  450,000                     Federal National Mortgage Association,
                              Medium Term Note, 6.78%, 1/15/02           453,168
  500,000                     Federal National Mortgage Association,
                              Medium Term Note, 6.97%, 3/25/02           504,875
  500,000                     Federal National Mortgage Association,
                              Medium Term Note, 7.15%, 4/8/02            506,170
  350,000                     Federal National Mortgage Association,
                              Medium Term Note, 6.45%, 7/25/02           354,886
  300,000                     Federal National Mortgage Association,
                              Medium Term Note, 6.52%, 9/5/02            304,722
  300,000                     Federal National Mortgage Association,
                              Medium Term Note, 6.36%, 10/23/02          302,022
   27,419                     Federal National Mortgage Association,
                              REMIC Series G93-26PL, 7.0%, 7/25/98        27,362
   75,185                     Federal National Mortgage Association,
                              REMIC Series 1991-175E, 7.0%,
                              12/25/98                                    75,125
  260,593                     Federal National Mortgage Association,
                              REMIC Series 1992-97DB, 8.0%, 9/25/99      263,509
  286,859                     Federal National Mortgage Association,
                              REMIC Series 1992-145J, 7.15%,
                              7/25/03                                    294,168
  444,941                     Federal National Mortgage Association,
                              REMIC Series 1992-110G, 7.0%, 9/25/05      446,084
  300,000                     Federal National Mortgage Association,
                              REMIC Series 1991-119M, 8.5%,
                              11/25/08                                   303,908
   79,488                     Federal National Mortgage Association,
                              REMIC Series 1992-84G, 7.5%, 10/25/14       79,489
   47,943                     Federal National Mortgage Association,
                              REMIC Series 1992-171PB, 6.5%,
                              4/25/17                                     47,798



The accompanying notes are an integral part of these financial statements.   13

Pioneer Short-Term Income Trust
SCHEDULE OF INVESTMENTS 5/31/98                                  (continued)


                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                        Value
                                U.S. Government Agency Obligations - (continued)
$1,000,000                      Federal National Mortgage Association,
                                REMIC Series 1993-30PG, 6.65%,
                                9/25/17                                      $ 1,008,210
   402,626                      Federal National Mortgage Association,
                                REMIC Series 1988-26C, 7.5%, 7/25/18             409,100
    44,604                      Federal National Mortgage Association,
                                REMIC Series 1990-8E, 8.5%, 8/25/18               44,567
   279,979                      Federal National Mortgage Association,
                                REMIC Series 1992-131G, 7.25%,
                                4/25/19                                          279,618
     8,741                      Federal National Mortgage Association,
                                REMIC Series 1990-48G, 7.95%, 4/25/19              8,741
   550,000                      Federal National Mortgage Association,
                                REMIC Series 1993-17PE, 6.75%,
                                6/25/19                                          551,925
   817,000                      Federal National Mortgage Association,
                                REMIC Series 1993-23PJ, 6.7%, 7/25/19            826,101
   126,630                      Federal National Mortgage Association,
                                REMIC Series G92-35C, 7.5%, 7/25/20              126,940
   474,964                      Federal National Mortgage Association,
                                REMIC Series 1991-169PJ, 7.0%,
                                9/25/20                                          476,005
    35,533                      Federal National Mortgage Association,
                                REMIC Series 1992-77G, 8.0%, 1/25/21              35,645
    95,663                      Federal National Mortgage Association,
                                REMIC Series 1992-64M, 7.0%,
                                11/25/22                                          95,650
 1,000,000                      Tennessee Valley Authority, 8.375%,
                                10/1/99                                        1,033,760
                                                                             -----------
                                Total U.S. Government Agency Obligations
                                (Cost $24,172,264)                           $24,185,227
                                                                             -----------
                                TOTAL INVESTMENT IN SECURITIES
                                (Cost $47,997,486)                           $47,964,773
                                                                             -----------



14 The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust


                S&P/Moody's
Principal       Ratings
Amount          (Unaudited)                                                      Value
                                TEMPORARY CASH INVESTMENT - 2.6%
                                Commercial Paper - 2.6%
$1,262,000                      Household Finance Corp., 5.62%, 6/1/98     $ 1,262,000
                                                                           -----------
                                TOTAL TEMPORARY CASH INVESTMENT
                                (Cost $1,262,000)                          $ 1,262,000
                                                                           -----------
                                TOTAL INVESTMENT IN SECURITIES AND
                                TEMPORARY CASH INVESTMENT - 100%
                                (Cost $49,259,486) (a) (b)                 $49,226,773


(a) At May 31, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $49,259,486 was as follows:


    Aggregate gross unrealized gain for all investments in which there is an
    excess of value over cost                                        $ 199,965

    Aggregate gross unrealized loss for all investments in which there is an
    excess of tax cost over value                                     (232,678)

    Net unrealized loss                                              $ (32,713)


(b) At November 30, 1997, the Fund had a net capital loss carryforward of $3,365,002 which will expire between 2000 and 2005 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1998 were as follows:

                                     Purchases            Sales
                                   -----------      -----------
    Long-term U.S. Government      $13,779,897      $14,192,882
    Other Long-term Securities       3,497,442        1,297,050


The accompanying notes are an integral part of these financial statements.   15

Pioneer Short-Term Income Trust
BALANCE SHEET 5/31/98

ASSETS:
  Investment in securities, at value (including temporary cash
  investment of $1,262,000) (cost $49,259,486)                     $49,226,773
  Receivables -
   Fund shares sold                                                  2,208,508
   Interest                                                            771,244
  Due from Pioneering Management Corporation                             4,917
  Other                                                                    375
                                                                   -----------
    Total assets                                                   $52,211,817
                                                                   -----------
LIABILITIES:
  Payables -
   Fund shares repurchased                                         $    62,403
   Dividends                                                            51,343
  Due to bank                                                              888
  Due to affiliates                                                     36,634
  Accrued expenses                                                      52,363
                                                                   -----------
    Total liabilities                                              $   203,631
                                                                   -----------
NET ASSETS:
  Paid-in capital                                                  $55,591,075
  Accumulated distributions in excess of net investment income         (21,422)
  Accumulated net realized loss on investments                      (3,528,754)
  Net unrealized loss on investments                                   (32,713)
                                                                   -----------
    Total net assets                                               $52,008,186
                                                                   -----------
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $45,702,883/12,159,106 shares)                 $      3.76
                                                                   -----------
  Class B (based on $6,078,463/1,619,327 shares)                   $      3.75
                                                                   -----------
  Class Y (based on $226,840/60,251 shares)                        $      3.76
                                                                   -----------
MAXIMUM OFFERING PRICE:
  Class A                                                          $      3.86
                                                                   -----------


16 The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
STATEMENT OF OPERATIONS

For the Six Months Ended 5/31/98

INVESTMENT INCOME:
  Interest                                                                 $1,613,099
                                                                           ----------
EXPENSES:
  Management fees                                           $119,120
  Transfer agent fees
   Class A                                                    37,754
   Class B                                                     7,905
   Class Y                                                         5
  Distribution fees
   Class A                                                    52,607
   Class B                                                    27,540
  Accounting                                                  35,372
  Custodian fees                                               8,871
  Registration fees                                           38,903
  Professional fees                                           21,430
  Printing                                                    13,760
  Fees and expenses of nonaffiliated trustees                  7,500
  Miscellaneous                                               11,010
                                                            --------
    Total expenses                                                         $  381,777
    Less management fees waived and expenses
      reimbursed by Pioneering Management
      Corporation                                                            (154,848)
    Less fees paid indirectly                                                    (853)
                                                                           ----------
    Net expenses                                                           $  226,076
                                                                           ----------
     Net investment income                                                 $1,387,023
                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                         $ (172,094)
  Change in net unrealized loss on investments                                 23,824
                                                                           ----------
   Net loss on investments                                                 $ (148,270)
                                                                           ----------
   Net increase in net assets resulting from operations                    $1,238,753
                                                                           ----------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Short-Term Income Trust
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 5/31/98 and the Year Ended 11/30/97


                                                            Six Months          Year Ended
                                                              5/31/98            11/30/97
FROM OPERATIONS:
Net investment income                                      $ 1,387,023        $  3,068,969
Net realized loss on investments                              (172,094)           (315,856)
Change in net unrealized gain or loss on investments            23,824             (88,164)
                                                           -----------        ------------
  Net increase in net assets resulting from operations     $ 1,238,753        $  2,664,949
                                                           -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.11 and $0.23 per share, respectively)         (1,260,275)         (2,774,220)
  Class B ($0.09 and $0.20 per share, respectively)           (136,162)           (257,396)
  Class Y ($0.03 and $0.00 per share, respectively)             (1,657)                  -
                                                           -----------        ------------
    Total distributions to shareholders                    $(1,398,094)       $ (3,031,616)
                                                           -----------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $24,504,900        $ 35,938,522
Reinvestment of distributions                                1,088,293           2,292,014
Cost of shares repurchased                                 (20,671,292)        (50,223,665)
                                                           -----------        ------------
  Net increase (decrease) in net assets resulting
    from fund share transactions                           $ 4,921,901        $(11,993,129)
                                                           -----------        ------------
  Net increase (decrease) in net assets                    $ 4,762,560        $(12,359,796)
NET ASSETS:
Beginning of period                                         47,245,626          59,605,422
                                                           -----------        ------------
End of period (including accumulated distributions in
  excess of net investment income of $21,422 and
  $10,351, respectively)                                   $52,008,186        $ 47,245,626
                                                           -----------        ------------



18 The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
STATEMENT OF CHANGES IN NET ASSETS                               (continued)


                                   '98 Shares    '98 Amount   '97 Shares     '97 Amount
CLASS A
Shares sold                         3,939,700   $14,829,041     6,898,656   $ 25,945,608
Reinvestment of distributions         264,196       995,118       562,149      2,116,959
Less shares repurchased            (3,195,019)  (12,036,682)  (10,708,837)   (40,309,982)
                                   ----------   -----------   -----------   ------------
  Net increase (decrease)           1,008,877   $ 3,787,477    (3,248,032)  $(12,247,415)
                                   ----------   -----------   -----------   ------------
CLASS B
Shares sold                         2,511,406   $ 9,450,384     2,657,915   $  9,992,914
Reinvestment of distributions          24,330        91,514        46,605        175,055
Less shares repurchased            (2,294,370)   (8,634,610)   (2,638,370)    (9,913,683)
                                   ----------   -----------   -----------   ------------
  Net increase                        241,366   $   907,288        66,150   $    254,286
                                   ----------   -----------   -----------   ------------
CLASS Y*
Shares sold                            59,809   $   225,475
Reinvestment of distributions             442         1,661
                                   ----------   -----------
  Net increase                         60,251   $   227,136
                                   ----------   -----------


* Class Y Shares were first publicly offered on April 9, 1998.


The accompanying notes are an integral part of these financial statements.   19

Pioneer Short-Term Income Trust
FINANCIAL HIGHLIGHTS 5/31/98


                                                      Six Months
                                                         Ended       Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                        5/31/98       11/30/97     11/30/96     11/30/95    11/30/94(a)    11/30/93
CLASS A
Net asset value, beginning of period                    $  3.77       $  3.79      $  3.84      $  3.75       $  3.95      $  3.95
                                                        -------       -------      -------      -------       -------      -------
Increase (decrease) from investment operations:
  Net investment income                                 $  0.11       $  0.21      $  0.24      $  0.25       $  0.22      $  0.24
  Net realized and unrealized gain (loss) on
  investments                                             (0.01)            -        (0.05)        0.10         (0.21)           -
                                                        -------       -------      -------      -------       -------      -------
    Net increase from investment operations             $  0.10       $  0.21      $  0.19      $  0.35       $  0.01       $ 0.24
Distributions to shareholders:
Net investment income                                     (0.11)        (0.23)       (0.24)       (0.26)        (0.21)       (0.24)
                                                        -------       -------      -------      -------       -------      -------
Net increase (decrease) in net asset value              $ (0.01)      $ (0.02)     $ (0.05)     $  0.09       $ (0.20)     $     -
                                                        -------       -------      -------      -------       -------      -------
Net asset value, end of period                          $  3.76       $  3.77      $  3.79      $  3.84       $  3.75      $  3.95
                                                        -------       -------      -------      -------       -------      -------
Total return*                                              2.75%         5.64%        5.20%        9.64%         0.32%        6.28%
Ratio of net expenses to average net assets                0.85%**+      0.87%+       0.87%+       0.86%+        0.85%        0.66%
Ratio of net investment income to average net
  assets                                                   5.91%**+      6.10%+       6.25%+       6.43%+        5.89%        5.80%
Portfolio turnover rate                                      67%**         31%          65%         110%          144%          83%
Net assets, end of period (in thousands)                $45,703       $42,058      $54,637      $53,860       $59,088      $57,482
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction
  for fees paid indirectly:
  Net expenses                                             1.50%**       1.44%        1.33%        1.38%         1.20%        1.33%
  Net investment income                                    5.26%**       5.53%        5.79%        5.92%         5.54%        5.13%
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction for
  fees paid indirectly:
  Net expenses                                             0.85%**       0.85%        0.85%        0.85             -            -
  Net investment income                                    5.91%**       6.12%        6.27%        6.44             -            -


(a)The per share data presented above is based upon the average shares outstanding for the period presented.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


20 The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 5/31/98
Pioneer Short-Term Income Trust


                                                                  Six Months
                                                                    Ended       Year Ended   Year Ended   Year Ended     4/4/94 to
CLASS B                                                            5/31/98       11/30/97     11/30/96     11/30/95     11/30/94(a)
Net asset value, beginning of period                               $ 3.76        $ 3.79        $ 3.85        $ 3.75        $ 3.89
                                                                   ------        ------        ------        ------        ------
Increase (decrease) from investment operations:
 Net investment income                                             $ 0.10        $ 0.20        $ 0.21        $ 0.22        $ 0.15
 Net realized and unrealized gain (loss) on
 investments                                                        (0.02)        (0.03)        (0.05)         0.11         (0.16)
                                                                   ------        ------        ------        ------        ------
   Net increase (decrease) from investment
   operations                                                      $ 0.08        $ 0.17        $ 0.16        $ 0.33        $(0.01)
Distributions to shareholders:
 Net investment income                                              (0.09)        (0.20)        (0.21)        (0.23)        (0.13)
 In excess of net investment income                                     -             -         (0.01)            -             -
                                                                   ------        ------        ------        ------        ------
Net increase (decrease) in net asset value                         $(0.01)       $(0.03)       $(0.06)       $ 0.10        $(0.14)
                                                                   ------        ------        ------        ------        ------
Net asset value, end of period                                     $ 3.75        $ 3.76        $ 3.79        $ 3.85        $ 3.75
                                                                   ------        ------        ------        ------        ------
Total return*                                                        2.21%         4.60%         4.37%         8.93%        (0.24)%
Ratio of net expenses to average net assets                          1.71%**+      1.67%+        1.69%+        1.63%+        1.41%**
Ratio of net investment income to average net
 assets                                                              5.05%**+      5.29%+        5.40%+        5.61%+        6.05%**
Portfolio turnover rate                                                67%**         31%           65%          110%          144%
Net assets, end of period (in thousands)                           $6,078        $5,187        $4,969        $2,924        $3,182
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no reduction
  for fees paid indirectly:
  Net expenses                                                       2.35%**       2.25%         2.15%         2.17%         1.82%**
  Net investment income                                              4.41%**       4.71%         4.94%         5.08%         5.64%**
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
 Net expenses                                                        1.70%**       1.66%         1.67%         1.60%            -
 Net investment income                                               5.06%**       5.30%         5.42%         5.64%            -


(a)The per share data presented above is based upon the average shares outstanding for the period presented.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 21

Pioneer Short-Term Income Trust
FINANCIAL HIGHLIGHTS 5/31/98


                                                                     4/9/98 to
CLASS Y(a)                                                            5/31/98
Net asset value, beginning of period                                  $ 3.77
                                                                      ------
Increase from investment operations:
 Net investment income                                                $ 0.04
 Net realized and unrealized loss on investments                       (0.02)
                                                                      ------
  Net increase from investment operations                             $ 0.02
Distributions to shareholders:
 Net investment income                                                 (0.03)
                                                                      ------
Net decrease in net asset value                                       $(0.01)
                                                                      ------
Net asset value, end of period                                        $ 3.76
                                                                      ------
Total return*                                                           0.53%
Ratio of net expenses to average net assets                             0.49%**
Ratio of net investment income to average net assets                    6.60%**
Portfolio turnover rate                                                   67%**
Net assets, end of period (in thousands)                              $  227
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                           1.13%**
 Net investment income                                                  5.96%**


(a) Class Y shares were first publicly offered on April 9, 1998.

 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.

** Annualized.


22 The accompanying notes are an integral part of these financial statements.

Pioneer Short-Term Income Trust
NOTES TO FINANCIAL STATEMENTS 5/31/98

1. Organization and Significant Accounting Policies

Pioneer Short-Term Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with a high level of principal stability.

The Trust offers three classes of shares - Class A, Class B and Class Y shares. Class Y shares were first publicly offered on April 9, 1998. Each class of shares represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class B shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Short-Term Income Trust
NOTES TO FINANCIAL STATEMENTS 5/31/98                            (continued)


B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $7,719 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1998.


D. Class Allocations

   Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Trust, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.


   The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class Y shares can bear different transfer agent and distribution fees.

Pioneer Short-Term Income Trust


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PMC manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $13,517 in transfer agent fees payable to PSC at May 31, 1998.

4. Distribution Plans
The Trust adopted a Plan of Distribution with respect to Class A and Class B shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the

Pioneer Short-Term Income Trust
NOTES TO FINANCIAL STATEMENTS 5/31/98                            (continued)

Class B Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to the Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $23,117 in distribution fees payable to PFD at May 31, 1998.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.0%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 1998, CDSCs in the amount of $7,444 were paid to PFD.

5. Expense Offsets
The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the six months ended May 31, 1998, the Trust's expenses were reduced by $853 under such arrangements.


6. Line of Credit Facility
Effective April 14, 1998, the Trust, along with certain other funds in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Trust may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended May 31, 1998, there were no borrowings under this agreement.

Pioneer Short-Term Income Trust
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Short-Term Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Short-Term Income Trust, as of May 31, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short-Term Income Trust as of May 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
July 8, 1998

Pioneer Short-Term Income Trust
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                  President
John W. Kendrick                      Richard A. Schlanger, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)
IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small- business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans
401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer logo]

Pioneer Funds Distributor, Inc.
60 State Street                              0798-5321
Boston, Massachusetts 02109              (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                     [Recycle bug] Printed on Recycled Paper